BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock Capital Appreciation Fund, Inc.

BlackRock Funds II
BlackRock Core Bond Portfolio
BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio
BlackRock U.S. Government Bond Portfolio

BlackRock Municipal Bond Fund, Inc.
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 25, 2013 to the
BlackRock Shares Summary Prospectus of each Fund

Effective immediately, the BlackRock Shares Summary Prospectus of each Fund is amended as set forth below:

The chart in the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

BlackRock Shares
Minimum Initial Investment	•	$5,000,000 for institutions and individuals;
	•	There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain employer-sponsored retirement plans;
	•	BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	There is no minimum amount for additional investments.

Shareholders should retain this supplement for future reference.

SPRO-BLK-0613SUP